SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 11, 2004

NRG Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-15891	41-1724239

(Commission File Number)	(IRS Employer Identification No.)

901 Marquette Avenue, Suite 2300 Minneapolis, MN	55402

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	612-373-5300

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

(a)	Financial Statements of business acquired: Not Applicable

(b)	Pro Forma Financial Information: Not Applicable

(c)	Exhibits

99.1 Press Release dated May 11, 2004

Item 12. Results of Operations and Financial Condition

     On May 11, 2004, NRG Energy, Inc. issued a press release reporting its financial and operating results for the quarter ended March 31, 2004. Such press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference. The press release contains certain non-GAAP financial information. The reconciliation of such non-GAAP financial information to GAAP financial measures is included in the press release. Further, the press release contains statements intended as “forward-looking statement” which are subject to the cautionary statement about forward-looking statements set forth therein.

     In accordance with SEC Release No. 33-8176, the information contained in such press release shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRG Energy, Inc. (Registrant)
By /s/ Timothy W. J. O'Brien
Timothy W. J. O'Brien
Vice President, Secretary and General Counsel

Dated: May 11, 2004

Exhibit Index

Exhibit
Number	Document
99.1	Press Release dated May 11, 2004